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                                                                   Exhibit 10.59

                                                             [INGRAM MICRO LOGO]

                               BOARD OF DIRECTORS
                    [Insert Year] COMPENSATION ELECTION FORM

NAME:                SOCIAL SECURITY NUMBER (IF US RESIDENT OR CITIZEN):

In addition to the cash fee of $1,000 which I will receive for each meeting I attend of the Ingram Micro Inc. Board of Directors and its committees on which I serve, I hereby elect the following fixed compensation for my services as a member of the Corporation's Board of Directors for the period January 1, [Insert Year] through December 31, [Insert Year]. The "projected value" of the fixed compensation, equal to $167,000 and $182,000 for committee chairman, is set forth below:

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A.    CASH REMUNERATION:
      I elect to receive a cash retainer in the amount noted at "A" ($0.00 -
      $67,000 or $82,000 if committee chairman), to be paid in four equal
      quarterly installments, unless I make an election to defer receipt.                                          A. $___________

B.    STOCK OPTIONS:

      I elect to receive stock options with the "projected value" noted at "B"
      (must be, when combined with the amount noted at "C", $100,000 or greater). Options will be granted as NQSOs, effective the first business day in February [Insert Year]. The number of options granted will be equal to the "projected value", noted at "B", divided by the Black-Scholes value of the Corporation's stock options, using the average closing price of the
      Corporation's Class A Common Stock on the NYSE during the 90 day period ending December 31, [Insert Year], rounded up to the next whole share. The options will be exercisable at the closing price of the Corporation's stock on the NYSE on the date of grant, vest one-twelfth per month and have a term
      of 10 years.                                                                                                B. $ ___________

C.    RESTRICTED STOCK:

      I elect to receive shares of restricted stock from the Corporation with the "projected value" noted at "C" (must be, when combined with the amount noted at "B", $100,000 or greater). Shares of restricted stock will be granted effective the first business day in February [Insert Year]. The number of restricted shares granted will equal the "projected value", noted at "C", divided by the closing price on the NYSE of the Corporation's
      Class A Common Stock on that day, rounded up to the next whole share.
      Restrictions on disposition of these shares will lapse twelve months from
      the date of grant, unless I make an election to defer the lapse date.                                       C. $ ___________

D.    TOTAL FIXED COMPENSATION:                                                                                   TOTAL:

     The sum of compensation noted at "A", "B" and "C" shall equal $167,000 and $182,000 for committee chairman.

                                                                                                                  D. $167,000 and
                                                                                                                     $182,000 for
                                                                                                                     committee
                                                                                                                     chairman

E.    STOCK OWNERSHIP:

      As a member of the Corporation's Board of Directors, I agree that I will own personally or beneficially stock of the Corporation of at least 15,000 shares of Ingram Micro common stock (with vested but unexercised stock options counted as outstanding shares) beginning five years from the date of my election to the Board.
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                Signature                               Date